Perimeter Small Cap Value Fund
I Shares - PSCVX
A series of the Investment Managers Series Trust

Supplement dated April 1, 2013
To the Prospectus Dated June 29, 2012, As Amended August 10, 2012,
And
To the Statement of Additional Information Dated June 29, 2012

Effective April 1, 2013, IMST Distributors, LLC (“IMST Distributors”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, replaces Foreside Fund Services, LLC (“Foreside”) as Distributor to the Fund.  Accordingly, all references to Foreside in the Fund’s Prospectus and Statement of Additional Information (“SAI”) are changed to IMST Distributors.  IMST Distributors is not affiliated with the Trust or any of its service providers.

In addition, the following replaces any inconsistent information in the section titled “MANAGEMENT OF THE FUND - Distribution Agreement” in the Fund’s SAI:

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with IMST Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine  04101 (the “Distributor”), pursuant to which the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor shall use commercially reasonable efforts to distribute shares of the Fund. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is a registered broker-dealer and a member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf  of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” and collectively, the “Financial Institutions”) for distribution of shares of the Fund. With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from the Adviser and/or the Fund. These Financial Institutions may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Fund.

Please file this Supplement with your records.